                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) April 30, 2001


   AMERICAN EXPRESS                              AMERICAN EXPRESS RECEIVABLES
   CENTURION BANK                                  FINANCING CORPORATION II


      (as Originators of the American Express Credit Account Master Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                  on behalf of

                  American Express Credit Account Master Trust

      Utah                 11-2869526        333-91473            Delaware              13-3854638          333-91473
(State or Other         (I.R.S. Employer    (Commission       (State or Other        (I.R.S. Employer      (Commission
Jurisdiction of          Identification     File Number)      Jurisdiction of         Identification      File Number)
Incorporation or             Number)                          Incorporation or            Number)
 Organization)                                                 Organization)
               6985 UnionPark Center                                          World Financial Center
                Midvale, Utah 84047                                              200 Vesey Street
                  (801) 565-5000                                             New York, New York 10285
                                                                                  (212) 640-2000

                                        (Address, Including Zip Code, and Telephone Number,
                             Including Area Code, of each Registrant's Principal Executive Offices)

                             N/A                                                                   N/A
(Former Name or Former Address, if Changed Since Last Report)      (Former Name or Former Address, if Changed Since Last Report)


INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. On April 30, 2001, the Registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of $412,500,000 aggregate principal amount of Class A Floating Rate Asset Backed Certificates, Series 2001-5, and $40,000,000 aggregate principal amount of Class B Floating Rate Asset Backed Certificates, Series 2001-5, of the American Express Credit Account Master Trust. The series term sheet is attached hereto as Exhibit 99.01.

Item 6.           Not Applicable.

Item 7.           Exhibit.

The following is filed as an Exhibit to this Report under Exhibit 99.01.

         Exhibit 99.01     Series Term Sheet, dated April 30, 2001, Class
                           A Floating Rate Asset Backed Certificates, Series 2001-5, and the Class B Floating Rate Asset Backed Certificates, Series 2001-5, of the American Express Credit Account Master Trust.

Item 8.           Not Applicable.

Item 9.           Not Applicable.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                            American Express Centurion Bank,
                                            on behalf of the American Express
                                            Credit Account Master Trust


                                            By:      /s/ Maureen A. Ryan
                                                ----------------------------
                                                Name:    Maureen A. Ryan
                                                Title:   Assistant Treasurer

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                      American Express Receivables Financing
                                        Corporation II
                                      on behalf of the American Express Credit
                                      Account Master Trust


                                      By:      /s/ Leslie R. Scharfstein
                                          -------------------------------
                                          Name:    Leslie R. Scharfstein
                                          Title:   President

                                  EXHIBIT INDEX
                                  -------------


Exhibit             Description
-------             -----------

Exhibit 99.01 Series Term Sheet, dated April 30, 2001, with respect to the proposed issuance of the Class A Floating Rate Asset Backed Certificates, Series 2001-5, and the Class B Floating Rate Asset Backed Certificates, Series 2001-5, of the American Express Credit Account Master Trust.